Natural Gas. ABEHI;SHHEHAm*WAVEKERGVCOUnUIY Northern Natural Gas Company Amendment to TFX Throughput Service Agreement Date: 02/15/2024 Shipper Name: HIGHWATER ETHANOL, LI.C Contract No.: 119169 (Agreement) Amendment No.: 4 The above-referenced Agreement is amended as follows: This Amendment supersedes all previous amendments. I. The volume, term, and/or point provisions are amended as follows: a. The term of the Agreement is extended through 10/31/2029. b. The contract maximum daily quantifies, primary receipt and delivery points, and terms are set forth on Appendices "A" and "B." c. The Appendices to the Agreement are deleted in their entirety and replaced with the Appendices "A" and "B" attached hereto and incorporated herein by this reference. All references to Appendix "A" or Appendix "B" shall be deemed to refer to the Appendices attached hereto. 2. Shipper shall pay Northern's maximum rates and charges plus all applicable surcharges in effect from time to time. 3. Other Provisions Permitted by Tariff Under the Applicable Rate Schedule and pursuant to Section 58 of the GENERAL TERMS AND CONDITIONS of Northern's FERC Gas Tariff: a. Shipper agrees to limit hourly takes of natural gas to five percent (5%) of the entitlement (1/20 of the MDQ) at the primary delivery point(s) and any alternate delivery points (including capacity release) during the term of the Agreement. b. Through the term of this Agreement, Northern may require Shipper to flow up to 5,000 Dth/day at the primary receipt point ofNBPL/NNG Welcome (POI #1665) in order to assure deliveries to the primary delivery points set forth herein. It is Shipper's obligation to ensure such receipts into Northern's system at the NBPL/NNG Welcome interconnect. c. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. 4. The parties agree that a facsimile or other electronic version of this document, when properly executed and transmitted, shall be considered for all purposes to be an original document, and shall be deemed for all purposes to be signed and constitute a binding agreement. The entire agreement must be faxed or transmitted to Northern. Upon Northern's acceptance and execution, an executed copy will be returned via FAX to the number appearing on the faxed offer or such other number as directed or otherwise electronically transmitted. 5. This Agreement, as amended, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No promises, agreements or warranties additional to this Agreement other than as may be contained in Northern's FERC Gas Tariff will be deemed to be a part of this Agreement nor will any alteration, amendment or modification be effective unless confirmed in writing by the parties.

The effective date of this Amendment is 11/01/2024. Except as amended herein, all provisions of the Agreement are hereby confirmed by the parties to be and remain in full force and effect. NORTHERN NATURAL GAS COMPANY HIGHWATER ETHANQL, LLC By:^g^^<ir By- Title: VP, Marketing Title: ^^£> Date: 02/15/2024 Date: ^^/^^

Appendix A Firm Throughput Service Agreement TFX Rate Schedule Shipper: fflGHWATER ETHANOL, LLC Term: 11/01/2024 through 10/31/2029 Contract Volumes CDth): Contract No.: 119169 Request No.: 218955 Amendment No.: 4 MARKET 5,000 January through December Maximum Daily Quantities CDth): VolumeTvpe MDQ From January through December Volume 5,000 Page I of 2

Appendix A Finn Throughput Service Agreement TFX Rate Schedule Contract No.: Request No.: Amendment No.: 119169 218955 4 Shipper: HIGHWATER ETHANOL LLC Term: 11/01/2024 through 10/31/2029 RECEIPT AND DELIVERY POINT DESCRIPTIONS AND VOLUMES (DTH) R/D POI # I MTOS Point Description Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec D 1665/MID 17 3026/MID 17 NBPL/NNG WELCOME Total Market Area Receipts 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 ZONE EF CENTERPOINT ENERGY MINNESOTA GAS Total Market Area Deliveries 5,000 5.000 5.000 5.000 5.000 5,000 5,000 5,000 5,000 5,000 5.000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 3,000 5.000 5.000 5.000 5.000 5.000 5.000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 Page 2 of 2

Appendix B Firm Throughput Service Agreement TFX Rate Schedule Shipper: HIGHWATER ETHANOL, LLC Term: 11/01/2024 through 10/31/2029 DELIVERY POFMT DESCRJPTION: Delivery Point Listing Contract No.: Request No.: Amendment No.: II9I69 218955 4 MAXIMUM VOLUMES (DTH) POI# Delivery Points Served Jan Feb Mar Apr [ May Jun Jul Aug Sep Oct Nov Dec ZONE EF CENTERPOINT ENERGY MINNESOTA GAS 78992 HIGHWATERETHANOL#1 5.000 5,000 5,000 5.000 5.000 5.000 5,000 5,000 5.000 5.000 5,000 5.000 Total ZONE EF CENTERPOINT ENERGY MINNESOTA GAS 5.000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 Total 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 Page I of 1